UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2006

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-8328                                    84-0608431
     (Commission File Number)                       (I.R.S. Employer
                                                Identification Number)

                                 (303) 665-5700
              (Registrant's Telephone Number, Including Area Code)

   5405 Spine Road, Boulder, Colorado                      80301
 (Address of Principal Executive Offices)                 (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

     On May 10, 2006, Dynamic Materials Corporation, a Delaware corporation (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") among the Company, SNPE, Inc. (the "Selling Stockholder") and the Underwriters listed on Schedule I thereto (the "Underwriters") relating to the sale by the Selling Stockholder of an aggregate of 5,153,897 shares and, at the option of the Underwriters, up to an additional 773,085 shares, of common stock, par value $0.05 per share (the "Common Stock"), of the Company. The sale was registered under the Securities Act of 1933, as amended, pursuant to the Company's registration Statement on Form S-3 (Registration No. 333-132748). The Company will not receive any of the proceeds from the sale of the Company's Common Stock by the Selling Shareholder.

     A copy of the Underwriting Agreement is set forth on Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to the Underwriting Agreement.

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On May 10, 2006, the Company issued a press release announcing the transfer of the listing of its Common Stock to The Nasdaq National Market from The Nasdaq Capital Market (formerly known as The Nasdaq SmallCap Market). The Company's Common Stock began trading on The Nasdaq National Market effective at the opening of business on May 10, 2006. The Company's Common Stock continues to trade under the symbol "BOOM." A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01  Regulation FD Disclosure

     On May 10, 2006, the Company issued a press release announcing the pricing of the underwritten public offering of the Company's Common Stock. A copy of the Company's press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits.

         Exhibit 1.1 Underwriting Agreement, dated as of May 10, 2006, among Dynamic Materials Corporation, SNPE, Inc. and the Underwriters listed on Schedule I thereto.

         Exhibit 99.1     Press Release, dated May 10, 2006.

         Exhibit 99.2     Press Release, dated May 10, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            DYNAMIC MATERIALS CORPORATION


                               By: /s/ Richard A. Santa
                                   ------------------------
                                   Richard A. Santa
                                   Vice President and Chief Financial Officer



Dated:  May 11, 2006




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                                INDEX TO EXHIBITS

Number          Description
------          -----------

Exhibit 1.1 Underwriting Agreement, dated as of May 10, 2006, among Dynamic Materials Corporation, SNPE, Inc. and the Underwriters listed on Schedule I thereto.

Exhibit 99.1    Press Release, dated May 10, 2006.

Exhibit 99.2    Press Release, dated May 10, 2006.